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                                                                    Exhibit 10.1

                               FIRST AMENDMENT TO
                               ------------------

                    THE AMENDED AND RESTATED CREDIT AGREEMENT
                    -----------------------------------------


         This FIRST AMENDMENT AND CONSENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of this 24th day of September, 1999 among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as for itself, as Lender, as Swing Line Lender and as Agent ("Agent"), the Credit Parties signatory hereto ("Credit Parties") and the Requisite Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS
                                    --------

         WHEREAS, Borrower, certain Credit Parties, Agent, and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of May 24, 1999, (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, Borrower and Agent wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

         NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto agree as follows:

Section 1   Amendments to the Credit Agreement.
            -----------------------------------

         Subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:

         (a) Subpart (b) of Section 6.17 of the Credit Agreement is hereby amended by deleting the term "$30,000,000 of Senior Notes" therefrom and inserting the term "$32,000,000 of Senior Notes."

Section 2  Representations and Warranties.
           -------------------------------

         Borrower and the Credit Parties represent and warranty that:

         (a) the execution, delivery and performance by Borrower and the Credit Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower and the Credit Parties enforceable against Borrower and Credit Parties in accordance with its terms, except as the enforcement thereof may be subject to
(i) the effect of any applicable bankruptcy,
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insolvency, reorganization, moratorium or similar law affecting creditors'
rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

         (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's or Credit Parties' certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, the Credit Parties or any of their Subsidiaries is a party or by which Borrower, the Credit Parties or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

         (d) no Default or Event of Default will exist or result after giving effect hereto.

Section 3  Conditions to Effectiveness.
           ----------------------------

         This Amendment will be effective only upon satisfaction of the following;

         (a) Execution and delivery of four counter-parts of this Amendment by each of the parties hereto.

         (b) The representations and warranties contained herein shall be true and correct in all respects.

         (c) Each Guarantor shall have executed and delivered the form of Reaffirmation of Guaranty attached to this Amendment.

Section 4  Reference to and Effect Upon the Credit Agreement.
           --------------------------------------------------

         (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit

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Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

Section 5  Waiver and Release.
           -------------------

         In consideration of the foregoing, Borrower and the Credit Parties hereby waives, releases and covenants not to sue Agent with respect to, any and all claims it may have against Agent, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof.

Section 6  Costs and Expenses.
           -------------------

         As Provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, cost and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 7  GOVERNING LAW.
           --------------

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

Section 8  Headings.
           ---------

         Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

Section 9  Counterparts.
           -------------

         This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [signature page follows]

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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                              BORROWER:

                                              WILSONS LEATHER HOLDINGS INC.


                                              By:    /s/  Douglas J. Treff
                                                  ------------------------------
                                              Title  CFO
                                                    ----------------------------


                                              AGENT:

Revolving Loan Commitment:                    GENERAL ELECTRIC CAPITAL
$45,000,000 (including                        CORPORATION, as Agent, Lender and
$10,000,000 Swing Line                        Swing Line Lender
Commitment)

                                              By:    /s/  Geoffrey K. Hall
                                                  ------------------------------
                                              Title  Duly Authorized Signatory
                                                    ----------------------------


                                              LENDERS:

Revolving Loan Commitment                     BANKBOSTON, N.A., as Lender
$10,000,000

                                              By:    /s/  Kathy Dint
                                                  ------------------------------
                                              Title  Vice President
                                                    ----------------------------


Revolving Loan Commitment                     THE CIT GROUP/BUSINESS CREDIT,
$10,000,000                                   INC., as Lender


                                              By:    /s/  J.
                                                  ------------------------------
                                              Title  SVP
                                                    ----------------------------

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Revolving Loan Commitment:                    FIRST UNION NATIONAL BANK, as
$20,000,000                                   Lender


                                              By:    /s/  J.F.
                                                  ------------------------------
                                              Title  EVP
                                                    ----------------------------


Revolving Loan Commitment:                    U.S. BANK NATIONAL ASSOCIATION,
$15,000,000                                   as Lender


                                              By:    /s/  Kim Leppanen
                                                  ------------------------------
                                              Title  Assistant Vice President
                                                    ----------------------------


Revolving Loan Commitment:                    HARRIS TRUST AND SAVINGS BANK,
$15,000,000                                   as Lender


                                              By:    /s/  Andrew A. Pulas
                                                  ------------------------------
                                              Title  Vice President
                                                    ----------------------------


Revolving Loan Commitment:                    FLEET BUSINESS CREDIT CORPORATION,
$10,000,000                                   as Lender


                                              By:    /s/  Donald A. Mastro
                                                  ------------------------------
                                              Title  Vice President
                                                    ----------------------------


                                              CREDIT PARTIES:

                                              Wilsons The Leather Experts Inc.


                                              By:    /s/  Douglas J. Treff
                                                  ------------------------------
                                              Title  CFO
                                                    ----------------------------

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                                              Wilsons Center, Inc.


                                              By:    /s/  Douglas J. Treff
                                                  ------------------------------
                                              Title  CFO
                                                    ----------------------------


                                              Rosedale Wilsons, Inc.


                                              By:    /s/  Douglas J. Treff
                                                  ------------------------------
                                              Title  CFO
                                                    ----------------------------


                                              River Hills Wilsons, Inc.


                                              By:    /s/  Douglas J. Treff
                                                  ------------------------------
                                              Title  CFO
                                                    ----------------------------


                                              Bermans The Leather Experts Inc.


                                              By:    /s/  Douglas J. Treff
                                                  ------------------------------
                                              Title  CFO
                                                    ----------------------------